EXHIBIT 4.1
ONCOR ELECTRIC DELIVERY COMPANY LLC
OFFICER’S CERTIFICATE
3-SN-1
ESTABLISHING THE FORM AND CERTAIN TERMS OF THE 5.95% SENIOR SECURED
NOTES DUE 2013, THE 6.80% SENIOR SECURED NOTES DUE 2018 AND THE 7.50%
SENIOR SECURED NOTES DUE 2038.
     The undersigned, John M. Casey, Treasurer of Oncor Electric Delivery Company LLC (formerly TXU Electric Delivery Company (formerly Oncor Electric Delivery Company)) (the “Company”), (all capitalized terms used herein which are not defined herein but are defined in the Indenture referred to below, shall have the meanings specified in the Indenture), pursuant to a Board Resolution dated February 19, 2008 and Sections 102, 201, 301, 303 and 707(c)(ii) of the Indenture, does hereby certify to The Bank of New York Mellon (formerly The Bank of New York), as Trustee (the “Trustee”), under the Indenture (For Unsecured Debt Securities) of the Company dated as of August 1, 2002, as supplemented and amended by Supplemental Indenture No. 1 dated as of May 15, 2008 (“Supplemental Indenture No. 1”), between the Company and the Trustee (as heretofore supplemented, the “Indenture”) that:
1.	The Securities of the fourth series to be issued under the Indenture (the “2013 Notes”) shall be initially issued in a series designated “5.95% Senior Secured Notes due 2013”, the Securities of the fifth series to be issued under the Indenture (the “2018 Notes”) shall be initially issued in a series designated “6.80% Senior Secured Notes due 2018”, and the Securities of the sixth series to be issued under the Indenture (the “2038 Notes”, and together with the 2013 Notes and the 2018 Notes, the “Notes”) shall be initially issued in a series designated “7.50% Senior Secured Notes due 2038”; the 2013 Notes shall be in substantially the form set forth in Exhibit A hereto, the 2018 Notes shall be in substantially the form set forth in Exhibit B hereto, and the 2038 Notes shall be in substantially the form set forth in Exhibit C hereto;

2.	(A) The 2013 Notes shall be initially authenticated and delivered in the aggregate principal amount of $650,000,000 (the “Initial 2013 Notes”); provided, however, that the Company may, without the consent of the Holders of the Initial 2013 Notes, create and issue additional 2013 Notes ranking equally with, and otherwise identical in all respects to, the Initial 2013 Notes (except for the issue price therefor, the date from which interest first accrues thereon and the first interest payment date therefor), which additional 2013 Notes shall form a single series with the Initial 2013 Notes;
(B) The 2018 Notes shall be initially authenticated and delivered in the aggregate principal amount of $550,000,000 (the “Initial 2018 Notes”); provided, however, that the Company may, without the consent of the Holders of the Initial 2018 Notes, create and issue additional 2018 Notes ranking equally with, and otherwise identical in all respects to, the Initial 2018 Notes (except for the issue price therefor, the date from which interest first accrues thereon and the first interest payment date therefor), which additional 2018 Notes shall form a single series with the Initial 2018 Notes;

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(C) The 2038 Notes shall be initially authenticated and delivered in the aggregate principal amount of $300,000,000 (the “Initial 2038 Notes”); provided, however, that the Company may, without the consent of the Holders of the Initial 2038 Notes, create and issue additional 2038 Notes ranking equally with, and otherwise identical in all respects to, the Initial 2038 Notes (except for the issue price therefor, the date from which interest first accrues thereon and the first interest payment date therefor), which additional 2038 Notes shall form a single series with the Initial 2038 Notes;
3.	The 2013 Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on September 1, 2013, the 2018 Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on September 1, 2018, and the 2038 Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on September 1, 2038, and the Company shall not have any right to extend the Maturity of the Notes as contemplated in Section 301(d) of the Indenture;

4.	The Notes shall bear interest as provided in the applicable form thereof set forth in Exhibits A, B and C hereto; the Interest Payment Dates for the Notes shall be March 1 and September 1 of each year, commencing March 1, 2009;

5.	Each installment of interest on a Note shall be payable as provided in the applicable form thereof set forth in Exhibits A, B and C hereto; the Company shall not have any right to extend any interest payment periods for the Notes as contemplated in Section 301(e) of the Indenture;

6.	The principal of, premium, if any, each installment of interest on and Additional Interest (as defined below), if any, on the Notes shall be payable at, and registration of transfers and exchanges in respect of the Notes may be effected at, the office or agency of the Company in The City of New York; and notices and demands to or upon the Company in respect of the Notes and the Indenture may be served at the office or agency of the Company in The City of New York; the Corporate Trust Office of the Trustee will initially be the agency of the Company for such payment, registration and registration of transfers and exchanges and service of notices and demands, and the Company hereby appoints the Trustee as its agent for all such purposes; and the Trustee will initially be the Security Registrar and the Paying Agent for the Notes; provided, however, that the Company reserves the right to establish or change, by one or more Officer’s Certificates, any such office or agency and such agent.

7.	The Regular Record Date for the interest payable on any given Interest Payment Date with respect to the Notes shall be the 15th calendar day before such Interest Payment Date;

8.	The Notes of each series are subject to redemption as provided in the applicable form thereof set forth in Exhibits A, B and C hereto;

9.	The Notes of each series are “Benefitted Securities” and shall have the benefit of the covenant of the Company contained in Section 707 of the Indenture and, pursuant to

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Section 707(b)(i) of the Indenture, the Notes are and shall be secured equally and ratably with the Secured Debt under the Indenture and the Additional Secured Debt (as defined in Supplemental Indenture No. 1) pursuant to, and subject to the terms and conditions of, the Deed of Trust, Security Agreement and Fixture Filing, dated as of May 15, 2008 (the “Deed of Trust”), by the Company to and for the benefit of The Bank of New York Mellon (formerly The Bank of New York) as collateral agent and trustee thereunder;

10.	The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

11.	No service charge shall be made for the registration of transfer or exchange of the Notes; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer;

12.	The Notes shall be initially issued in global form registered in the name of Cede & Co. (as nominee for The Depository Trust Company (“DTC”)); provided, that the Company reserves the right to provide for another depositary, registered as a clearing agency under the Exchange Act, to act as depositary for the global Notes (DTC and any such successor depositary, and any successor to any thereto, the “Depositary”); beneficial interests in Notes issued in global form may not be exchanged in whole or in part for individual certificated Notes in definitive form, and no transfer of a global Note in whole or in part may be registered in the name of any Person other than the Depositary or its nominee except that (i) if the Depositary (A) has notified the Company that it is unwilling or unable to continue as depositary for the global Notes or (B) has ceased to be a clearing agency registered under the Exchange Act and, in either case, a successor depositary for such global Notes has not been appointed, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Notes, will authenticate and deliver Notes in definitive certificated form in an aggregate principal amount equal to the principal amount of the global Notes representing such Notes in exchange for such global Notes, such definitive Notes to be registered in the names provided by the Depositary; each global Note (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Notes to be represented by such global Note (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary, its nominee, any custodian for the Depositary or otherwise pursuant to the Depositary’s instruction and (iv) shall bear a legend restricting the transfer of such global Note to any Person other than the Depositary or its nominee; none of the Company, the Trustee, any Paying Agent, any Security Registrar or any Authenticating Agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, or transfers of, beneficial ownership interests in a global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests; and the Notes in global form will contain restrictions on transfer, substantially as described in the forms set forth in Exhibits A, B and C hereto;

13.	The Notes will be initially issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Each Note, whether in a global form or in a

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certificated form, shall bear the non-registration legend and the registration rights legend in substantially the form set forth in such form, unless otherwise agreed to by the Company, such agreement to be confirmed in writing to the Trustee. DTC or its nominee shall be the Holder of such global Note for all purposes under the Indenture and the Notes, and beneficial owners with respect to such global Note shall hold their interests pursuant to applicable procedures of the Depositary. The Company, the Trustee and the Security Registrar shall be entitled to deal with the Depositary for all purposes of the Indenture relating to such global Note (including the payment of principal, premium, if any, and interest, and the giving of instructions or directions by or to the beneficial owners of such global Note) as the sole Holder of such global Note and shall have no obligations to the beneficial owners thereof. Nothing in the Indenture, the Notes or this certificate shall be construed to require the Company to register any Notes under the Securities Act, unless otherwise expressly agreed by the Company, confirmed in writing to the Trustee, or to make any transfer of such Notes in violation of applicable law. The Company has entered into a registration rights agreement with the initial purchasers of the Notes pursuant to which, among other things, the Notes may be exchanged for notes registered under the Securities Act (the “Exchange Notes”). The Exchange Notes shall be in substantially the form of Exhibit A, with respect to the 2013 Notes, Exhibit B, with respect to the 2018 Notes, and Exhibit C, with respect to the 2038 Notes, but, in each case, without the non-registration legend, the registration rights legend and the Certificate of Transfer. The Trustee, at the request of the Company, shall authenticate and deliver Exchange Notes in exchange for an equal principal amount of Notes of such series;
14.	It is contemplated that beneficial interests in Notes owned by “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) (“QIBs”) or sold to QIBs in reliance upon Rule 144A under the Securities Act will be represented by one or more separate certificates in global form registered in the name of Cede & Co., as registered owner and as nominee for DTC; beneficial interests in Notes sold to foreign purchasers pursuant to Regulation S under the Securities Act will be evidenced by one or more separate certificates in global form (each a “Regulation S Global Certificate”) and will be registered in the name of Cede & Co., as registered owner and as nominee for DTC for the accounts of Euroclear and Clearstream Banking; prior to the 40th day after the date of initial issuance of the Notes, beneficial interests in a Regulation S Global Certificate may be held only through Euroclear or Clearstream Banking other than beneficial interests sold in accordance with Rule 144A;

In connection with any transfer of Notes, or of any transfer of a beneficial interest in one global Note to another global Note, as the case may be, the Trustee, the Security Registrar and the Company shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates and other information (in the forms attached hereto as Exhibits A, B and C, for use in connection with the transfer of the Notes in certificated form, or Exhibit D, for use in connection with the transfer of beneficial interests in one certificate in global form to another certificate or to a Note in certificated form, or otherwise) received from the Holders and any transferees of any Notes, or from the transferors or transferees of any beneficial interest in a global Note transferred to another global Note, as the case may be, regarding the validity, legality and due authorization of any such transfer, the eligibility

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of the transferee to receive such Note or such beneficial interest, as the case may be, and any other facts and circumstances related to such transfer;
15.	None of the Company, the Trustee or the Security Registrar shall have any liability for any acts or omissions of the Depositary, for any Depositary records of beneficial interests, for any transactions between the Depositary or any participant member of the Depositary and/or beneficial owners, for any transfers of beneficial interests in the Notes, or in respect of any transfers effected by the Depositary or by any participant member of the Depositary or any beneficial owner of any interest in any Notes held through any such participant member of the Depositary;

16.	If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Notes, or any portion of the principal amount thereof, as contemplated by Section 801 of the Indenture, the Company shall not deliver an Officer’s Certificate described in clause (z) in the first paragraph of said Section 801 unless the Company shall also deliver to the Trustee, together with such Officer’s Certificate, either:
(A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of such Notes, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 801), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Notes or portions thereof, all in accordance with and subject to the provisions of said Section 801; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or
(B) an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this certificate, the Holders of such Notes, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.
17.	The Eligible Obligations with respect to the Notes of each series shall be Government Obligations.

18.	The 2013 Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit A hereto, the 2018 Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit B hereto, and the 2038

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Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit C hereto;
19.	No Event of Default under the Indenture has occurred or is occurring; and to the knowledge of the undersigned, (a) no Event of Default has occurred and is continuing and (b) no event has occurred and is continuing which entitles the Secured Parties (as defined in the Deed of Trust) under the Deed of Trust, or any of them, to accelerate the maturity of the indebtedness secured thereby;

20.	The aggregate principal amount of indebtedness issuable under and secured by the Deed of Trust is $6,350,000,000 (after giving effect to the issuance of the Notes and assuming all amounts are fully drawn under the commitment under the Credit Agreement (as defined in the Deed of Trust)). The aggregate principal amount of indebtedness now proposed to be issued under and secured by the Deed of Trust (viz., the Notes) is $1,500,000,000;

21.	The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance and authentication and delivery of the Notes and to the creation or existence of Secured Debt pursuant to Section 707(a) and Section 707(b) of the Indenture, and in respect of compliance with which this certificate is made;

22.	The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein;

23.	In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with; and

24.	In the opinion of the undersigned, such conditions and covenants, and all conditions precedent provided for in the Indenture (including covenants compliance with which constitutes a condition precedent) relating to the authentication and delivery of the Notes as requested in the accompanying Company Order and to the creation or existence of Secured Debt pursuant to Section 707(a) and Section 707(b) of the Indenture, have been complied with.

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     IN WITNESS WHEREOF, I have executed this Officer’s Certificate this 8th day of September, 2008.

By:	/s/ John M. Casey
John M. Casey, Treasurer

EXHIBIT A
[FORM OF 2013 NOTE]
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ONCOR ELECTRIC DELIVERY COMPANY LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
[non-registration legend]
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ONCOR ELECTRIC DELIVERY COMPANY LLC (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A) (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER APPLICABLE JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY

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THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT.”
[registration rights legend]
     The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated September 8, 2008, among the Company and the initial purchasers of this Security.

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NO.	CUSIP:
[144A Global Certificate: ____________]
[Regulation S Global Certificate: ____________]
[Exchange Notes: ____________]
ONCOR ELECTRIC DELIVERY COMPANY LLC
5.95% SENIOR SECURED NOTES DUE 2013
     ONCOR ELECTRIC DELIVERY COMPANY LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”, which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to
or registered assigns, the principal sum of                                           ($                    ) Dollars on September 1, 2013, and to pay interest on said principal sum semi-annually in arrears on March 1 and September 1 of each year commencing March 1, 2009 (each an “Interest Payment Date”) at the rate of 5.95% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from and including September 8, 2008, to and excluding the first Interest Payment Date, and thereafter will accrue from and including the last Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the Securities with respect to the day on which the Securities mature. If the Company does not comply with certain of its obligations under the registration rights agreement dated September 8, 2008 between the Company and the parties named therein (the “Registration Rights Agreement”), this Security shall, in accordance with Section 2(e) of the Registration Rights Agreement, bear additional interest (“Additional Interest”) in addition to the interest otherwise provided for hereunder. For purposes of this Security, the term “interest” shall be deemed to include any such Additional Interest. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th calendar day before such Interest Payment Date (each a “Regular Record Date”) immediately preceding such Interest Payment Date, except that interest payable at Maturity will be payable to the Person to whom principal shall be paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities

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of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to herein.
     Payment of the principal of (and premium, if any) and interest at Maturity on this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest on this Security (other than interest payable at Maturity) may be paid by check mailed to the address of the Person entitled thereto, as such address shall appear on the Security Register, and provided, further, that if such Person is a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer’s Certificate establishing the terms of the Securities of this series.
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture (For Unsecured Debt Securities) dated as of August 1, 2002 (herein, together with any amendments or supplements thereto, including Supplemental Indenture No. 1, dated as of May 15, 2008, called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon (formerly The Bank of New York), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, Board Resolutions and Officer’s Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.
     This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, prior to maturity, at a redemption price as calculated by the Company equal to the greater of:
•	100% of the principal amount of the Notes of this series being redeemed, or

•	the sum of the present values of the remaining scheduled payments of principal and interest (excluding the portion of any such interest accrued to the redemption date) on the Notes of this series being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus, in each case, accrued interest on those Notes of this series to the redemption date.

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     “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the H. 15 Daily Update of the Federal Reserve Bank or (ii) if such release (or any successor release) is not published or does not contain prices on such business day, the Reference Treasury Dealer Quotation actually obtained by the Trustee for such redemption date.
     “H.15(519)” means the weekly statistical release entitled “H.15 (519) Selected Interest Rates”, or any successor publication, published by the Board of Governors of the Federal Reserve System.
     “H.15 Daily Update” means the daily update of H.15(519) available through the worldwide website of the Board of Governors of the Federal Reserve System or any successor site or publication.
     “Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.
     “Reference Treasury Dealer” means a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) appointed by the Company.
     “Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.
     Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the applicable Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

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     In the event of redemption of this Security in part only, a new Security or Securities of this series of like tenor representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.
     The obligations of the Company with respect to the Notes are initially secured by a lien granted pursuant to the Deed of Trust, Security Agreement and Fixture Filing, dated as of May 15, 2008 (the “Deed of Trust”), by the Company to and for the benefit of The Bank of New York Mellon (formerly The Bank of New York), as collateral agent and trustee thereunder. The Deed of Trust contains provisions for the release of the lien thereof upon compliance with certain conditions set forth therein.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

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     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. The Company shall not be required to make transfers or exchanges of the Securities of this series for a period of 15 days next preceding an Interest Payment Date.
     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     Each Holder shall be deemed to understand that the offer and sale of the Securities of this series have not been registered under the Securities Act and that the Securities of this series may not be resold, pledged or otherwise transferred other than as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder resells, pledges or otherwise transfers any Securities of this series, such Holder will do so only (A) to the Company, (B) in a transaction entitled to an exemption from registration provided by Rule 144 under the Securities Act, (C) so long as Securities of this series are eligible for resale pursuant to Rule 144A under the Securities Act, to a Person whom such Holder reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, (E) in accordance with another applicable exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company), or (F) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any Person purchasing any of the Securities of this series from it a notice advising such purchaser that resales of the Securities of this series are restricted as stated herein.

7

     Each Holder shall be deemed to understand that, on any proposed resale of any Securities of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and the Company such certifications, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.
     This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the laws of the State of Texas shall mandatorily govern.
     As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, member, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ONCOR ELECTRIC DELIVERY COMPANY LLC
By:
John M. Casey, Treasurer

8

[FORM OF CERTIFICATE OF AUTHENTICATION]
CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

THE BANK OF NEW YORK MELLON, as Trustee
By:
Authorized Signatory

9

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:

Signature of
			Principal	authorized
	Amount of	Amount of	Amount of this	signatory of
	decrease in	increase in	Global Note	Corporate
	Principal	Principal	following such	Trustee or
	Amount of this	Amount of this	decrease or	Securities
Date	Global Note	Global Note	increase	Custodian

10

[CERTIFICATE OF TRANSFER]
5.95% SENIOR SECURED NOTES DUE 2013
     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
     Name and address of assignee must be printed or typewritten.
the within Security of the Company and does hereby irrevocably constitute and appoint                                                              to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.
The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)
☐	to the Company;

☐	to a Person whom the undersigned reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

☐	in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act;

☐	as otherwise permitted by the non-registration legend appearing on this Security; or

☐	as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]
Notice: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.
Dated:
Signature:
SIGNATURE GUARANTEE
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee and the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee and the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

11

EXHIBIT B
[FORM OF 2018 NOTE]
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ONCOR ELECTRIC DELIVERY COMPANY LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
[non-registration legend]
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ONCOR ELECTRIC DELIVERY COMPANY LLC (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A) (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER APPLICABLE JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY

1

THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT.”
[registration rights legend]
     The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated September 8, 2008, among the Company and the initial purchasers of this Security.

2

NO.	CUSIP:
[144A Global Certificate: ____________]
[Regulation S Global Certificate: ____________]
[Exchange Notes: ____________]
ONCOR ELECTRIC DELIVERY COMPANY LLC
6.80% SENIOR SECURED NOTES DUE 2018
     ONCOR ELECTRIC DELIVERY COMPANY LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”, which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to
or registered assigns, the principal sum of                                         ($                    ) Dollars on September 1, 2018, and to pay interest on said principal sum semi-annually in arrears on March 1 and September 1 of each year commencing March 1, 2009 (each an “Interest Payment Date”) at the rate of 6.80% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from and including September 8, 2008, to and excluding the first Interest Payment Date, and thereafter will accrue from and including the last Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the Securities with respect to the day on which the Securities mature. If the Company does not comply with certain of its obligations under the registration rights agreement dated September 8, 2008 between the Company and the parties named therein (the “Registration Rights Agreement”), this Security shall, in accordance with Section 2(e) of the Registration Rights Agreement, bear additional interest (“Additional Interest”) in addition to the interest otherwise provided for hereunder. For purposes of this Security, the term “interest” shall be deemed to include any such Additional Interest. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th calendar day before such Interest Payment Date (each a “Regular Record Date”) immediately preceding such Interest Payment Date, except that interest payable at Maturity will be payable to the Person to whom principal shall be paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities

3

of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to herein.
     Payment of the principal of (and premium, if any) and interest at Maturity on this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest on this Security (other than interest payable at Maturity) may be paid by check mailed to the address of the Person entitled thereto, as such address shall appear on the Security Register, and provided, further, that if such Person is a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer’s Certificate establishing the terms of the Securities of this series.
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture (For Unsecured Debt Securities) dated as of August 1, 2002 (herein, together with any amendments or supplements thereto, including Supplemental Indenture No. 1, dated as of May 15, 2008, called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon (formerly The Bank of New York), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, Board Resolutions and Officer’s Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.
     This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, prior to maturity, at a redemption price as calculated by the Company equal to the greater of:
•	100% of the principal amount of the Notes of this series being redeemed, or

•	the sum of the present values of the remaining scheduled payments of principal and interest (excluding the portion of any such interest accrued to the redemption date) on the Notes of this series being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus, in each case, accrued interest on those Notes of this series to the redemption date.

4

     “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the H. 15 Daily Update of the Federal Reserve Bank or (ii) if such release (or any successor release) is not published or does not contain prices on such business day, the Reference Treasury Dealer Quotation actually obtained by the Trustee for such redemption date.
     “H.15(519)” means the weekly statistical release entitled “H.15 (519) Selected Interest Rates”, or any successor publication, published by the Board of Governors of the Federal Reserve System.
     “H.15 Daily Update” means the daily update of H.15(519) available through the worldwide website of the Board of Governors of the Federal Reserve System or any successor site or publication.
     “Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.
     “Reference Treasury Dealer” means a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) appointed by the Company.
     “Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.
     Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the applicable Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

5

     In the event of redemption of this Security in part only, a new Security or Securities of this series of like tenor representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.
     The obligations of the Company with respect to the Notes are initially secured by a lien granted pursuant to the Deed of Trust, Security Agreement and Fixture Filing, dated as of May 15, 2008 (the “Deed of Trust”), by the Company to and for the benefit of The Bank of New York Mellon (formerly The Bank of New York), as collateral agent and trustee thereunder. The Deed of Trust contains provisions for the release of the lien thereof upon compliance with certain conditions set forth therein.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

6

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. The Company shall not be required to make transfers or exchanges of the Securities of this series for a period of 15 days next preceding an Interest Payment Date.
     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     Each Holder shall be deemed to understand that the offer and sale of the Securities of this series have not been registered under the Securities Act and that the Securities of this series may not be resold, pledged or otherwise transferred other than as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder resells, pledges or otherwise transfers any Securities of this series, such Holder will do so only (A) to the Company, (B) in a transaction entitled to an exemption from registration provided by Rule 144 under the Securities Act, (C) so long as Securities of this series are eligible for resale pursuant to Rule 144A under the Securities Act, to a Person whom such Holder reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, (E) in accordance with another applicable exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company), or (F) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any Person purchasing any of the Securities of this series from it a notice advising such purchaser that resales of the Securities of this series are restricted as stated herein.

7

     Each Holder shall be deemed to understand that, on any proposed resale of any Securities of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and the Company such certifications, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.
     This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the laws of the State of Texas shall mandatorily govern.
     As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, member, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ONCOR ELECTRIC DELIVERY COMPANY LLC
By:
John M. Casey, Treasurer

8

[FORM OF CERTIFICATE OF AUTHENTICATION]
CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

THE BANK OF NEW YORK MELLON, as Trustee
By:
Authorized Signatory

9

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:

Signature of
			Principal	authorized
	Amount of	Amount of	Amount of this	signatory of
	decrease in	increase in	Global Note	Corporate
	Principal	Principal	following such	Trustee or
	Amount of this	Amount of this	decrease or	Securities
Date	Global Note	Global Note	increase	Custodian

10

[CERTIFICATE OF TRANSFER]
6.80% SENIOR SECURED NOTES DUE 2018
     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
     Name and address of assignee must be printed or typewritten.
the within Security of the Company and does hereby irrevocably constitute and appoint                                                              to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.
The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)
☐	to the Company;

☐	to a Person whom the undersigned reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

☐	in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act;

☐	as otherwise permitted by the non-registration legend appearing on this Security; or

☐	as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]
Notice: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.
Dated:
Signature:
SIGNATURE GUARANTEE
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee and the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee and the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

11

EXHIBIT C
[FORM OF 2038 NOTE]
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ONCOR ELECTRIC DELIVERY COMPANY LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
[non-registration legend]
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ONCOR ELECTRIC DELIVERY COMPANY LLC (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A) (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER APPLICABLE JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY

THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT.”
[registration rights legend]
     The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated September 8, 2008, among the Company and the initial purchasers of this Security.

NO.	CUSIP:
[144A Global Certificate: ____________]
[Regulation S Global Certificate: ____________]
[Exchange Notes: ____________]
ONCOR ELECTRIC DELIVERY COMPANY LLC
7.50% SENIOR SECURED NOTES DUE 2038
     ONCOR ELECTRIC DELIVERY COMPANY LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”, which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to
or registered assigns, the principal sum of                                          ($                    ) Dollars on September 1, 2038, and to pay interest on said principal sum semi-annually in arrears on March 1 and September 1 of each year commencing March 1, 2009 (each an “Interest Payment Date”) at the rate of 7.50% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from and including September 8, 2008, to and excluding the first Interest Payment Date, and thereafter will accrue from and including the last Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the Securities with respect to the day on which the Securities mature. If the Company does not comply with certain of its obligations under the registration rights agreement dated September 8, 2008 between the Company and the parties named therein (the “Registration Rights Agreement”), this Security shall, in accordance with Section 2(e) of the Registration Rights Agreement, bear additional interest (“Additional Interest”) in addition to the interest otherwise provided for hereunder. For purposes of this Security, the term “interest” shall be deemed to include any such Additional Interest. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th calendar day before such Interest Payment Date (each a “Regular Record Date”) immediately preceding such Interest Payment Date, except that interest payable at Maturity will be payable to the Person to whom principal shall be paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to herein.
     Payment of the principal of (and premium, if any) and interest at Maturity on this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest on this Security (other than interest payable at Maturity) may be paid by check mailed to the address of the Person entitled thereto, as such address shall appear on the Security Register, and provided, further, that if such Person is a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer’s Certificate establishing the terms of the Securities of this series.
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture (For Unsecured Debt Securities) dated as of August 1, 2002 (herein, together with any amendments or supplements thereto, including Supplemental Indenture No. 1, dated as of May 15, 2008, called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon (formerly The Bank of New York), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, Board Resolutions and Officer’s Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.
     This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, prior to maturity, at a redemption price as calculated by the Company equal to the greater of:
•	100% of the principal amount of the Notes of this series being redeemed, or

•	the sum of the present values of the remaining scheduled payments of principal and interest (excluding the portion of any such interest accrued to the redemption date) on the Notes of this series being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus, in each case, accrued interest on those Notes of this series to the redemption date.

     “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the H. 15 Daily Update of the Federal Reserve Bank or (ii) if such release (or any successor release) is not published or does not contain prices on such business day, the Reference Treasury Dealer Quotation actually obtained by the Trustee for such redemption date.
     “H.15(519)” means the weekly statistical release entitled “H.15 (519) Selected Interest Rates”, or any successor publication, published by the Board of Governors of the Federal Reserve System.
     “H.15 Daily Update” means the daily update of H.15(519) available through the worldwide website of the Board of Governors of the Federal Reserve System or any successor site or publication.
     “Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.
     “Reference Treasury Dealer” means a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) appointed by the Company.
     “Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.
     Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the applicable Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

     In the event of redemption of this Security in part only, a new Security or Securities of this series of like tenor representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.
     The obligations of the Company with respect to the Notes are initially secured by a lien granted pursuant to the Deed of Trust, Security Agreement and Fixture Filing, dated as of May 15, 2008 (the “Deed of Trust”), by the Company to and for the benefit of The Bank of New York Mellon (formerly The Bank of New York), as collateral agent and trustee thereunder. The Deed of Trust contains provisions for the release of the lien thereof upon compliance with certain conditions set forth therein.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. The Company shall not be required to make transfers or exchanges of the Securities of this series for a period of 15 days next preceding an Interest Payment Date.
     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     Each Holder shall be deemed to understand that the offer and sale of the Securities of this series have not been registered under the Securities Act and that the Securities of this series may not be resold, pledged or otherwise transferred other than as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder resells, pledges or otherwise transfers any Securities of this series, such Holder will do so only (A) to the Company, (B) in a transaction entitled to an exemption from registration provided by Rule 144 under the Securities Act, (C) so long as Securities of this series are eligible for resale pursuant to Rule 144A under the Securities Act, to a Person whom such Holder reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, (E) in accordance with another applicable exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company), or (F) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any Person purchasing any of the Securities of this series from it a notice advising such purchaser that resales of the Securities of this series are restricted as stated herein.

     Each Holder shall be deemed to understand that, on any proposed resale of any Securities of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and the Company such certifications, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.
     This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the laws of the State of Texas shall mandatorily govern.
     As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, member, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ONCOR ELECTRIC DELIVERY COMPANY LLC
By:
John M. Casey, Treasurer

[FORM OF CERTIFICATE OF AUTHENTICATION]
CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

THE BANK OF NEW YORK MELLON, as Trustee
By:
Authorized Signatory

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:

Signature of
			Principal	authorized
	Amount of	Amount of	Amount of this	signatory of
	decrease in	increase in	Global Note	Corporate
	Principal	Principal	following such	Trustee or
	Amount of this	Amount of this	decrease or	Securities
Date	Global Note	Global Note	increase	Custodian

[CERTIFICATE OF TRANSFER]
7.50% SENIOR SECURED NOTES DUE 2038
     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
     Name and address of assignee must be printed or typewritten.
the within Security of the Company and does hereby irrevocably constitute and appoint                                                              to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.
The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)
☐	to the Company;

☐	to a Person whom the undersigned reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

☐	in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act;

☐	as otherwise permitted by the non-registration legend appearing on this Security; or

☐	as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]
Notice: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.
Dated:
Signature:
SIGNATURE GUARANTEE
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee and the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee and the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D
[CERTIFICATE OF TRANSFER]
ONCOR ELECTRIC DELIVERY COMPANY LLC
___% SENIOR SECURED NOTES DUE 20___
     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
     Name and address of assignee must be printed or typewritten.
the within Security of the Company and does hereby irrevocably constitute and appoint                                                              to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.
The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)
☐	to the Company;

☐	to a Person whom the undersigned reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

☐	in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act;

☐	as otherwise permitted by the non-registration legend appearing on this Security; or

☐	as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]
Notice: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.
Dated:
Signature:

1

SIGNATURE GUARANTEE
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee and the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee and the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

2